                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 2010

                 WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

             (Exact name of registrant as specified in its charter)

           COLORADO                   0-31761              84-1536519

 (State or other jurisdiction (Commission File Number)    (IRS Employer

      of incorporation)                                Identification No.)

       408 N. CANAL STREET, UNIT A&B, SOUTH SAN FRANCISCO, CA 94080

           (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (650) 794-9888

                                   Copies to:

                             Darrin M. Ocasio, Esq.

                      Sichenzia Ross Friedman Ference LLP

                           61 Broadway, 32 [nd] Floor

                            New York, New York 10006

                             Phone: (212) 930-9700

                              Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

                                     - 1 -

EXPLANATORY NOTE:

This amendment on Form 8-K/A (the "Amendment") amends the current report of

Worldwide Energy and Manufacturing USA, Inc. on Form 8-K, as originally filed with the Securities and Exchange Commission on January 28, 2010 (the "Original

Report"). The purpose of this Amendment is to correct certain formatting errors which also appear in Exhibit 10.1 and Exhibit 10.3.  This Amendment is an amendment and restatement of the Original Report in its entirety in order to provide a complete presentation.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On  January  26,  2010,  Worldwide Energy & Manufacturing USA, Inc. (the

"Company")  entered  into  a  Securities   Purchase  Agreement  with  certain

accredited investors (the "Investors") (the  "Purchase  Agreement")  for  the

sale  of  an  aggregate  of 1,777,777 shares of its common stock (the "Common

Stock") and warrants (the  "Warrants")  to purchase an aggregate of 1,777,777 shares  of the Company's common stock for  an  aggregate  purchase  price  of

$8,000,000(the  Warrants  and,  together  with the Common Stock, the "Private

Placement Securities").  Ladenburg Thalmann & Co, Inc. acted as the exclusive placement agent on the private placement. The  Warrants are exercisable for a period of five years from closing at an exercise  price  of  $5.65 per share.

The Series provide the investors with full ratchet anti-dilution  protection with relation to the exercise price of the Warrant for a period of 18  months from  the  closing.  The  Warrants  may  not  be  exercised  if,  after  such exercise, such  holder  would  beneficially  own, as determined in accordance with Section 13(d) of the Securities Exchange  Act  of 1934 and the rules and regulations promulgated thereunder, more than 4.99% of  the  number of shares of common stock then outstanding.

      In  connection  with the transaction, the Company also entered  into  a registration rights agreement  (the "Registration Rights Agreement") with the

Investors.  The Registration Rights  Agreement provides that the Company will file a "resale" registration statement (the "Initial Registration Statement")

with the Securities and Exchange Commission  (the  "SEC") covering all of the

Private Placement Securities within 30 days from the  date  of the closing of the transaction.  If any of the Private Placement Securities are unable to be included  on  the Initial Registration Statement, the Company has  agreed  to file subsequent  registration  statements  until all of the Private Placement

Securities have been registered.

        As further consideration for the transaction, the Company, along with the Investors, entered into a share escrow agreement (the "Share Escrow

Agreement") with certain insiders of the Company and the Company, as necessary,

who will place an aggregate of 1,777,777 shares of the Company's common stock into escrow (the "Make Good Shares"), to be distributed to Investors if certain financial milestones of the Company are not met.  Pursuant to the terms of the

Share Escrow Agreement, if the Adjusted EBIDTA as reported in the Company's 2010

Annual Report on Form 10-K is less than $4,000,000 (subject to certain exclusions) (the "2010 EBIDTA Milestone"), then the Investors shall be entitled to receive on a "pro rata" basis (determined by dividing each Investor's investment amount by the aggregate of all investment amounts delivered to the

Company by the Investors under the Agreement) for no consideration other than their part of their respective Subscription Amount at Closing, some or all of the Make Good Shares determined according to the following formula:

    E         MINUS      C

_________

((A/B)*D)

For the purposes of the foregoing formula:

 A = 2010 Adjusted EBITDA

B = 2010 EBITDA Milestone

C = Total number of Shares issued to the Purchasers hereunder

D = 4.50

                                     - 2 -


E = Total Subscription Amount

      In addition, if the Company's Adjusted EBITDA as reported in the Company's

2010 Annual Report on Form 10-K is less than the 2010 EBITDA Milestone, the exercise price of the Warrant will be adjusted to a price equal to $4.50 multiplied by a fraction the numerator of which is the 2010 Adjusted EBITDA and the denominator of which is the 2010 EBITDA Milestone.

      Upon the issuance of the shares of Common Stock, the Company will have

5,449,388 shares of common stock issued.

      The foregoing is not a complete summary of the terms of the private placement described in this Item 1.01 and reference is made to the complete text of the form of Purchase Agreement, form of Registration Rights Agreement, the form of Warrant and the form of Share Escrow Agreement attached hereto as

Exhibits 10.1, 10.2, 4.1, and 10.3, respectively.

      The Company relied upon an exemption from registration requirements pursuant to Rule 506 of Regulation D promulgated under the Securities Act of

1933, as amended.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL

YEAR.

      On January 26, 2010, the Board of Directors of the Company approved the amendment and restatement of its Bylaws in order to increase the maximum number of directors that constitute the Board.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

EXHIBIT NUMBER                DESCRIPTION

 3.1             Amended and Restated Bylaws *

 4.1             Form of Common Stock Purchase Warrant *

10.1             Form of Securities Purchase Agreement dated January 26, 2010

10.2             Form of Registration Rights Agreement *

10.3             Form of Share Escrow Agreement

99.1             Press Release *

* Incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2010.

                                     - 3 -


                          SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

                                           /s/ Jeff Watson

Date: January 28, 2010

______________________

                                          Jeff Watson

                                          Chief Financial Officer

                                     - 4 -